PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Receivable from payment platform	¥ 33,060		¥ 68,287
Rebate receivable from suppliers	74,751		68,236
Advance to suppliers	17,190		55,477
Value added tax recoverable	54,283		51,634
Deposits	31,231		24,267
Prepaid expense	5,905		6,656
Others	9,403		7,509
Total	¥ 225,823	$ 31,807	¥ 282,066